THIS PURCHASE AGREEMENT BETWEEN:

GOENERGY, INC.

4526 Underwood Avenue

North Vancouver, B.C.

V7K 2S2

and

DAVID HEYMAN

6964A 224th Street

Langley, B.C., V2Y 2K5

RE:  PURCHASE AND SALE OF EAGLE MINERAL CLAIMS,
NEW WESTMINSTER MINING DIVISION, BRITISH COLUMBIA, CANADA

The following terms and conditions are applicable for the sale of two mineral claims near Harrison Lake, British Columbia, Canada by David Heyman (herein after referred to as “Heyman”) to GoEnergy, Inc. (herein after referred to as “GoEnergy”). Both Heyman and GoEnergy agree to the following:

a)

Heyman will sell to GoEnergy two mineral claims listed and described in Exhibit “A”. These claims are contiguous mineral claims covering 377.363 hectares.

b)

Heyman will provide to GoEnergy within 30 days of this agreement a geological report summarizing the mineral claims and a budget for further work and recommendations.

c)

Heyman will ensure that the claims shall be maintained in good standing for up to 10 months from the date of agreement.  All future assessment costs will be borne by GoEnergy.

d)

Heyman shall sell 100% (one hundred percent) interest in the claims to GoEnergy for US$4,000.00 to GoEnergy upon receipt of the geology report referred to herein.

By signature below, the undersigned hereby acknowledge that they have read and understood and agreed to the aforementioned terms.

Dated at Vancouver, British Columbia, Canada this 2nd day of April 2005.

/s/

Strato Malamas, President

/s/

David Heyman

GoEnergy, Inc.

EXHIBIT “A”:  Claim Status

Tenure Number/ Name	Recording Date	Due Date	Recorded Holder	Mining Division	Number of Hectares
509975 Eagle	March 31, 2005	March 31, 2006	David Heyman	New Westminster	314.465
509976 Eagle 2	March 31, 2005	March 31, 2006	David Heyman	New Westminster	62.898